EXHIBIT 24

                               Powers of Attorney

                                POWER OF ATTORNEY

         I, the undersigned member of the Board of Directors of PHL Variable Insurance Company, hereby constitute and appoint John H. Beers, Donald E. Bertrand, Edwin L. Kerr and Dona D. Young or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to variable annuity contracts issued or sold by PHL Variable Insurance Company or any of its separate accounts and any and all periodic reports required to be filed by PHL Variable Insurance Company with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

        I hereby further revoke any and all powers of attorney previously given by me with respect to said PHL Variable Insurance Company, provided that this revocation shall not affect the exercise of such prior powers prior to the date hereof.

                WITNESS my hand and seal on the date set forth below.



/s/Richard H. Booth            , Director                         March 23, 1998
------------------------------
Richard H. Booth

                                POWER OF ATTORNEY

         I, the undersigned member of the Board of Directors of PHL Variable Insurance Company, hereby constitute and appoint John H. Beers, Donald E. Bertrand, Edwin L. Kerr and Dona D. Young or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to variable annuity contracts issued or sold by PHL Variable Insurance Company or any of its separate accounts and any and all periodic reports required to be filed by PHL Variable Insurance Company with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         I hereby further revoke any and all powers of attorney previously given by me with respect to said PHL Variable Insurance Company, provided that this revocation shall not affect the exercise of such prior powers prior to the date hereof.

                WITNESS my hand and seal on the date set forth below.



/s/ Robert G. Chipkin          , Director                         March 25, 1998
------------------------------
Robert G. Chipkin

                                POWER OF ATTORNEY

         I, the undersigned member of the Board of Directors of PHL Variable Insurance Company, hereby constitute and appoint John H. Beers, Donald E. Bertrand, Edwin L. Kerr and Dona D. Young or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to variable annuity contracts issued or sold by PHL Variable Insurance Company or any of its separate accounts and any and all periodic reports required to be filed by PHL Variable Insurance Company with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         I hereby further revoke any and all powers of attorney previously given by me with respect to said PHL Variable Insurance Company, provided that this revocation shall not affect the exercise of such prior powers prior to the date hereof.

                WITNESS my hand and seal on the date set forth below.



/s/ Robert W. Fiondella        , Director                         March 24, 1998
------------------------------
Robert W. Fiondella

                                POWER OF ATTORNEY

         I, the undersigned member of the Board of Directors of PHL Variable Insurance Company, hereby constitute and appoint John H. Beers, Donald E. Bertrand, Edwin L. Kerr and Dona D. Young or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to variable annuity contracts issued or sold by PHL Variable Insurance Company or any of its separate accounts and any and all periodic reports required to be filed by PHL Variable Insurance Company with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         I hereby further revoke any and all powers of attorney previously given by me with respect to said PHL Variable Insurance Company, provided that this revocation shall not affect the exercise of such prior powers prior to the date hereof.

                WITNESS my hand and seal on the date set forth below.



/s/ Joseph E. Kelleher         , Director                         March 24, 1998
------------------------------
Joseph E. Kelleher

                                POWER OF ATTORNEY

         I, the undersigned member of the Board of Directors of PHL Variable Insurance Company, hereby constitute and appoint John H. Beers, Donald E. Bertrand, Edwin L. Kerr and Dona D. Young or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to variable annuity contracts issued or sold by PHL Variable Insurance Company or any of its separate accounts and any and all periodic reports required to be filed by PHL Variable Insurance Company with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         I hereby further revoke any and all powers of attorney previously given by me with respect to said PHL Variable Insurance Company, provided that this revocation shall not affect the exercise of such prior powers prior to the date hereof.

                WITNESS my hand and seal on the date set forth below.



/s/ Philip R. McLoughlin       , Director                         March 24, 1998
------------------------------
Philip R. McLoughlin

                                POWER OF ATTORNEY

         I, the undersigned member of the Board of Directors of PHL Variable Insurance Company, hereby constitute and appoint John H. Beers, Donald E. Bertrand, Edwin L. Kerr and Dona D. Young or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to variable annuity contracts issued or sold by PHL Variable Insurance Company or any of its separate accounts and any and all periodic reports required to be filed by PHL Variable Insurance Company with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         I hereby further revoke any and all powers of attorney previously given by me with respect to said PHL Variable Insurance Company, provided that this revocation shall not affect the exercise of such prior powers prior to the date hereof.

                WITNESS my hand and seal on the date set forth below.



/s/ Charles J. Paydos          , Director                         March 25, 1998
------------------------------
Charles J. Paydos

                                POWER OF ATTORNEY

         I, the undersigned member of the Board of Directors of PHL Variable Insurance Company, hereby constitute and appoint John H. Beers, Donald E. Bertrand, Edwin L. Kerr and Dona D. Young or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to variable annuity contracts issued or sold by PHL Variable Insurance Company or any of its separate accounts and any and all periodic reports required to be filed by PHL Variable Insurance Company with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         I hereby further revoke any and all powers of attorney previously given by me with respect to said PHL Variable Insurance Company, provided that this revocation shall not affect the exercise of such prior powers prior to the date hereof.

                WITNESS my hand and seal on the date set forth below.



/s/ David W. Searfoss          , Director                         March 23, 1998
------------------------------
David W. Searfoss

                                POWER OF ATTORNEY

         I, the undersigned member of the Board of Directors of PHL Variable Insurance Company, hereby constitute and appoint John H. Beers, Donald E. Bertrand, Edwin L. Kerr and Dona D. Young or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to variable annuity contracts issued or sold by PHL Variable Insurance Company or any of its separate accounts and any and all periodic reports required to be filed by PHL Variable Insurance Company with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         I hereby further revoke any and all powers of attorney previously given by me with respect to said PHL Variable Insurance Company, provided that this revocation shall not affect the exercise of such prior powers prior to the date hereof.

                WITNESS my hand and seal on the date set forth below.



/s/ Simon Y. Tan               , Director                         March 26, 1998
------------------------------
Simon Y. Tan

                                POWER OF ATTORNEY

         I, the undersigned member of the Board of Directors of PHL Variable Insurance Company, hereby constitute and appoint John H. Beers, Donald E. Bertrand, Edwin L. Kerr and Dona D. Young or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to variable annuity contracts issued or sold by PHL Variable Insurance Company or any of its separate accounts and any and all periodic reports required to be filed by PHL Variable Insurance Company with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         I hereby further revoke any and all powers of attorney previously given by me with respect to said PHL Variable Insurance Company, provided that this revocation shall not affect the exercise of such prior powers prior to the date hereof.

                WITNESS my hand and seal on the date set forth below.



/s/ Dona D. Young              , Director                         March 26, 1998
------------------------------
Dona D. Young